Exhibit 10.13
FIRST AMENDMENT
          FIRST AMENDMENT (this “Amendment”), dated as of August 19, 2005 to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 14, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among SFBC INTERNATIONAL, INC. (the “Borrower”), the Subsidiary Guarantors party thereto (the “Subsidiary Guarantors”), the Lenders and other agents from time to time party thereto and UBS AG, STAMFORD BRANCH, as Administrative Agent and Collateral Agent.
W I T N E S S E T H:
          WHEREAS, the Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent are parties to the Credit Agreement, pursuant to which the Lenders have made extensions of credit to the Borrower;
          WHEREAS, the Borrower and Administrative Agent have determined that the definition of Consolidated Interest Expense as appears in the Credit Agreement does not properly reflect the intentions of the parties at the time the Credit Agreement was executed; and
          WHEREAS, the Borrower has requested that the Lenders agree to make amendments to, the Credit Agreement to more accurately reflect such intentions, and the Lenders are agreeable to such request but only upon the terms and subject to the conditions set forth herein;
          NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:
          Section 1. Definitions. Terms defined in the Credit Agreement are used herein with the respective meanings given to them therein, except as amended as set forth below in Section 2 of this Amendment.
          Section 2. Amendment to Section 1.01(a) of the Credit Agreement. Section 1.01(a) of the of the Credit Agreement is hereby amended by deleting the definition of “Consolidated Interest Expense” in its entirety and substituting in lieu thereof the following new definition of “Consolidated Interest Expense”:
                    “Consolidated Interest Expense” shall mean, for any period, the total consolidated interest expense of Borrower and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP plus, without duplication:
     (a) imputed interest on Capital Lease Obligations and Attributable Indebtedness of Borrower and its Subsidiaries for such period;
     (b) commissions, discounts and other fees and charges owed by Borrower or any of its Subsidiaries with respect to letters of credit securing financial obligations, bankers’ acceptance financing and receivables financings for such period;

     (c) amortization of debt issuance costs, debt discount or premium and other financing fees and expenses incurred by Borrower or any of its Subsidiaries for such period;
     (d) cash contributions to any employee stock ownership plan or similar trust made by Borrower or any of its Subsidiaries to the extent such contributions are used by such plan or trust to pay interest or fees to any person (other than Borrower or a Wholly Owned Subsidiary) in connection with Indebtedness incurred by such plan or trust for such period;
     (e) all interest paid or payable with respect to discontinued operations of Borrower or any of its Subsidiaries for such period;
     (f) the interest portion of any deferred payment obligations of Borrower or any of its Subsidiaries for such period; and
     (g) all interest on any Indebtedness of Borrower or any of its Subsidiaries of the type described in clause (f) or (k) of the definition of “Indebtedness” for such period;
provided that, (i) for the purposes of determining the Consolidated Interest Coverage Ratio for the fiscal quarter ending June 30, 2005, Consolidated Interest Expense for the relevant period shall be deemed to equal Consolidated Interest Expense for the fiscal quarters ending March 31, 2005 and June 30, 2005 calculated on a pro forma basis giving effect to the pre-payment of the Term Loan and excluding charges for write-offs of deferred financing costs associated with the repayment of the Existing Term Loans to the extent recorded for such period, multiplied by 2 and (ii) for the purposes of determining the Consolidated Interest Coverage Ratio for the fiscal quarters ending September 30, 2005, December 31, 2005 and March 31, 2006, Consolidated Interest Expense shall be deemed to equal Consolidated Interest Expense for such fiscal quarter (and each previous fiscal quarter commencing after June 30, 2005, if any) multiplied by 4, 2 and 4/3, respectively.
          Consolidated Interest Expense shall be calculated on a Pro Forma Basis to give effect to any Indebtedness incurred, assumed or permanently repaid or extinguished during the relevant Test Period in connection with the Acquisition, any Permitted Acquisitions and Asset Sales (other than any dispositions in the ordinary course of business) as if such incurrence, assumption, repayment or extinguishing had been effected on the first day of such period.”
          Section 3. Conditions to Effectiveness. This Amendment shall become effective on and as of the date hereof upon the satisfaction of the following conditions precedent (such date the “Effective Date”):
     (a) The Administrative Agent shall have received a counterpart of this Amendment duly executed and delivered by the Borrower and the Required Lenders.

     (b) The Administrative Agent shall have received an Acknowledgment and Consent, substantially in the form of Exhibit A hereto, duly executed and delivered by each Guarantor.
     (c) The Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented supported by customary documentation (including reasonable fees, disbursements and other charges of counsel to the Administrative Agent), on or before the Effective Date.
          Section 4. Representations and Warranties.
          The Borrower hereby represents and warrants to the Administrative Agent and each Lender that (before and after giving effect to this Amendment):
     (a) No Default or Event of Default has occurred and is continuing after giving effect to this Amendment.
     (b) After giving effect to this Amendment, each of the representations and warranties made by the Loan Parties in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof, except for any representation and warranty which is expressly made as of an earlier date, which representation and warranty shall have been true and correct in all material respects as of such earlier date.
          Section 5. Limited Amendment. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement or any other Loan Document not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower or the Guarantors that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect in accordance with their terms.
          Section 6. Miscellaneous.
     (a) Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. Delivery of an executed signature page of this Amendment or of a Lender Consent Letter by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.
     (b) The execution and delivery of the Lender Consent Letter by any Lender shall be binding upon each of its successors and assigns (including assignees of its Loans in whole or in part prior to effectiveness hereof).
     (c) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

SFBC INTERNATIONAL, INC.
By:	/s/
Name:
Title:

UBS AG, STAMFORD BRANCH, as Administrative Agent
By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

__________________________________________ (NAME OF LENDER)
By:	/s/
Name:
Title:

ACKNOWLEDGEMENT AND CONSENT
          Reference is made to the First Amendment, dated as of August ___, 2005 (the “Amendment”), to the Amended and Restated Credit Agreement, dated as of June 14, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among SFBC INTERNATIONAL, INC. (the “Borrower”), the Subsidiary Guarantors party thereto (the “Subsidiary Guarantors”), the Lenders and other agents from time to time party thereto and UBS AG, STAMFORD BRANCH, as Administrative Agent. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.
          Each of the undersigned parties to the Credit Agreement and the Security Agreement hereby (a) consents to the transactions contemplated by the Amendment and (b) acknowledges and agrees that the guarantees and grants of security interests made by such party contained in the Credit Agreement and the Security Agreement are, and shall remain, in full force and effect after giving effect to the Amendment.
          IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of August ___, 2005.

SFBC INTERNATIONAL, INC.
By:	/s/
	Name:	David Natan
	Title:	Chief Financial Officer

11190 BISCAYNE, LLC
By:	SFBC International, Inc., as its sole member

By:	/s/
	Name:	David Natan
	Title:	Chief Financial Officer

CLINICAL PHARMACOLOGY INTERNATIONAL, INC.
SFBC FT. MYERS, INC.
SFBC ANALYTICAL LABORATORIES, INC.
SFBC NEW DRUG SERVICES, INC.
SOUTH FLORIDA KINETICS, INC.
SFBC TAYLOR TECHNOLOGY, INC.
SFBC SUB 2004, INC.

By:	/s/
	Name:	David Natan
	Title:	Chief Financial Officer

PHARMANET, INC.
PHARMANET (D.C.), INC.
PHARMANET (C.A.), INC.
PHARMANET, INC., a Pennsylvania corporation
PHARMANET (I.L.), INC.
PHARMASITE, INC.
PHARMANET (NC), INC.
PHARMANET (P.A.), INC.
PHARMA HOLDINGS, INC.

By:	/s/
	Name:	John P. Hamill
	Title:	Vice President and Chief Financial Officer

PHARMANET, LLC

By:	PharmaNet, Inc., a Pennsylvania corporation, as
its managing member

By:	/s/
	Name:	John P. Hamill
	Title:	Vice President and Chief Financial Officer

By:	PharmaNet (C.A.), Inc., as its managing member

By:	/s/
	Name:	John P. Hamill
	Title:	Vice President and Chief Financial Officer

[Signature Page to Acknowledgment and Consent]

PHARMASOFT, LLC
By:	PharmaNet, LLC, as its sole member

By:	/s/
	Name:	John P. Hamill
	Title:	Vice President and Chief Financial Officer

[Signature Page to Acknowledgment and Consent]